Exhibit 99.6

MI Coverage Buckets	Balance	% Portfolio	WA FICO	WA LTV	WA CLTV
CLTV Less than or Equal to 60	46,376,744.95	6.86	625	45.207	61.686
CLTV Greater Than 60 With no MI	446,342,851.32	66.00	613	85.835	85.835
CLTV Greater Than 60 With MI	183,557,416.03	27.14	643	82.13	82.13

Total:	676,277,012.30	100.00	622	82.043	83.173

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Lien/LTV/Grade Buckets	Balance	% Portfolio	WA FICO	WA LTV	WA CLTV
All 2nd liens	9,561,391.02	1.41	692	19.533	99.466
All 1st liens with LTV <= 60%	36,815,353.93	5.44	607	51.874	51.874
All 1st liens with LTV > 60%, credit grade = A	943,960.59	0.14	607	77.550	77.550
All 1st liens with LTV > 60%, credit grade = Alt A	130,854,026.10	19.35	680	86.174	86.174
All 1st liens with LTV > 60%, credit grade = A+	264,514.97	0.04	690	100.000	100.000
All 1st liens with LTV > 60%, credit grade = Fico Enhanced	317,365.86	0.05	601	95.000	95.000
All 1st liens with LTV > 60%, credit grade = M1	340,955,112.44	50.42	621	86.004	86.004
All 1st liens with LTV > 60%, credit grade = M2	120,159,788.12	17.77	580	82.656	82.656
All 1st liens with LTV > 60%, credit grade = M3	24,622,787.08	3.64	560	76.552	76.552
All 1st liens with LTV > 60%, credit grade = M4	11,782,712.19	1.74	565	71.353	71.353

Total:	676,277,012.30	100.00	622	82.043	83.173

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.